ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

1,152 records
Balance: 75,208,341
LTV = 100

Selection Criteria: LTV = 100
Table of Contents

1.

Mortgage Loans Summary

2.

Principal balance at Origination

3.

Remaining Principal Balance

4.

Fico Scores

5.

Original Term

6.

Remaining Term

7.

Property Type

8.

Occupancy Status

9.

Loan Purpose

10.

Original Loan to Value Ratio

11.

Combined Loan To Value

12.

Geographic Distribution By Balance

13.

Documentation

14.

Mortgage Rate

15.

Maximum Rate

16.

Gross Margin

17.

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

18.

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

19.

Next Rate Adjustment Date

20.

Original Number of Months to Expiration Of Prepayment Penalty Term

21.

Loan Type

22.

Credit Grade

23.

Lien Position

24.

DTI

25.

CITY

26.

ZIP

1. Mortgage Loans Summary

Current Balance: $75,208,340.90
Number of Loans: 1,152
total OPRIN: $75,209,889.17
Average Current Balance: $65,285.02
Interest Only Loans: 3.63%
Fixed Rate Loans: 61.96%
Adjustable Rate Loans: 38.04%
WA Coupon: 10.811%
WA Margin: 6.155%
WA Max Rate: 14.941%
WA Initial Cap: 3.000%
WA Periodic Cap: 1.000%
WA Original LTV: 100.000%
WA Combined LTV: 100.000%
WA Original Term: 359
WA Remaining Term: 359
NZWA FICO: 626
WA FICO: 626
Owner Occupied: 99.10%
% of loans with Prepayment Penalty: 58.97%
First Lien Percentage: 37.84%
Second Lien Percentage: 62.16%
Silent second %: 0.00%
WA CLTV of Silent seconds: 0.00
Top 5 States: CA(16.75%),TX(13.10%),FL(10.36%),MA(6.73%),NY(4.56%)
Conforming By Balance Percentage: 78.97%
% Non Full Doc: 15.42
% Conforming by Balance: 78.97
80% CLTV: 0.00
GT 80% CLTV: 100.00
Remaining Months to Roll: 28
% 1st Liens with LTV > 80: 37.84
low FDATE: 20060101
high FDATE: 20060701
GT 80% LTV_PROSUP: 100.00
wa LTV of 1st liens: 100.00
wa LTV of 2nd liens: 100.00
wa CLTV: 100.00
% Balloon: 18.97
WA DTI: 43.94
high MDATE: 20360601
% 2 Yr Arm: 34.57
% 3 Yr Arm: 0.45
LTV_PROSUP > 80: 100.00
wa CLTV of SS: 0.00
% PIGGYBACK: 61.85
wa CLTV: 100.00
age >=5: 0.45
wa CLTV of 2nd liens: 100.00

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2. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	157	$3,553,996.60	4.73%	606	100.00%	12.139%	100.00%
25,001 - 50,000	551	19,457,478.20	25.87	614	100.00	12.058	99.69
50,001 - 75,000	196	11,939,767.34	15.88	625	100.00	11.868	99.40
75,001 - 100,000	80	6,892,262.60	9.16	632	100.00	11.551	98.84
100,001 - 125,000	45	4,973,807.00	6.61	635	100.00	11.110	97.69
125,001 - 150,000	38	5,199,075.00	6.91	620	100.00	10.747	97.31
150,001 - 175,000	19	3,066,363.00	4.08	622	100.00	9.835	100.00
175,001 - 200,000	15	2,798,095.00	3.72	626	100.00	9.204	100.00
200,001 - 250,000	13	2,806,115.00	3.73	641	100.00	8.822	92.52
250,001 - 300,000	9	2,429,229.43	3.23	626	100.00	9.497	100.00
300,001 - 400,000	18	6,252,200.00	8.31	635	100.00	8.306	100.00
400,001 - 500,000	6	2,781,500.00	3.70	646	100.00	8.098	100.00
500,001 - 600,000	3	1,630,000.00	2.17	678	100.00	7.831	100.00
600,001 - 700,000	1	630,000.00	0.84	690	100.00	8.800	100.00
700,001 >=	1	800,000.00	1.06	632	100.00	7.950	100.00
Total:	1,152	$75,209,889.17	100.00%	626	100.00%	10.811%	99.10%

Mimimum Original Balance: 20,000.00
Maximum Original Balance: 800,000.00
Average Original Balance: 65,286.36

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	157	$3,553,983.35	4.73%	606	100.00%	12.139%	100.00%
25,001 - 50,000	551	19,457,192.01	25.87	614	100.00	12.058	99.69
50,001 - 75,000	196	11,939,614.66	15.88	625	100.00	11.868	99.40
75,001 - 100,000	80	6,892,262.60	9.16	632	100.00	11.551	98.84
100,001 - 125,000	45	4,973,735.78	6.61	635	100.00	11.110	97.69
125,001 - 150,000	38	5,198,895.59	6.91	620	100.00	10.747	97.31
150,001 - 175,000	19	3,066,363.00	4.08	622	100.00	9.835	100.00
175,001 - 200,000	15	2,798,095.00	3.72	626	100.00	9.204	100.00
200,001 - 250,000	13	2,806,115.00	3.73	641	100.00	8.822	92.52
250,001 - 300,000	9	2,429,229.43	3.23	626	100.00	9.497	100.00
300,001 - 400,000	18	6,251,354.48	8.31	635	100.00	8.306	100.00
400,001 - 500,000	6	2,781,500.00	3.70	646	100.00	8.098	100.00
500,001 - 600,000	3	1,630,000.00	2.17	678	100.00	7.831	100.00
600,001 - 700,000	1	630,000.00	0.84	690	100.00	8.800	100.00
700,001 >=	1	800,000.00	1.06	632	100.00	7.950	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Mimimum Remaining Balance: 20,000.00
Maximum Remaining Balance: 800,000.00
Average Remaining Balance: 65,285.02

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	3	$91,480.00	0.12%	517	100.00%	12.988%	100.00%
551 - 575	48	2,419,239.00	3.22	571	100.00	11.513	100.00
576 - 600	350	16,830,526.57	22.38	588	100.00	12.039	99.83
601 - 625	301	18,976,396.16	25.23	613	100.00	10.845	99.23
626 - 650	254	18,858,054.15	25.07	638	100.00	10.390	99.58
651 - 675	151	12,379,441.42	16.46	663	100.00	10.170	97.72
676 - 700	37	4,727,743.60	6.29	685	100.00	9.517	97.04
701 - 725	3	186,580.00	0.25	703	100.00	10.754	100.00
726 - 750	5	738,880.00	0.98	732	100.00	9.149	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum FICO: 511
Maximum FICO: 745
WA FICO: 626
nzwa FICO: 626

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 120	1	$38,000.00	0.05%	635	100.00%	9.990%	100.00%
121 - 180	4	227,940.00	0.30	630	100.00	12.187	100.00
181 - 240	5	246,043.00	0.33	642	100.00	11.312	100.00
301 - 360	1,142	74,696,357.90	99.32	626	100.00	10.805	99.09
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 359

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	5	$265,940.00	0.35%	630	100.00%	11.873%	100.00%
181 - 348	5	246,043.00	0.33	642	100.00	11.312	100.00
349 - 360	1,142	74,696,357.90	99.32	626	100.00	10.805	99.09
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum Remaining Term: 120
Maximum Remaining Term: 360
WA Remaining Term: 359

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	944	$57,936,981.75	77.04%	626	100.00%	10.937%	99.19%
PUD	117	10,748,796.43	14.29	619	100.00	10.135	100.00
Condominium	67	4,198,563.00	5.58	645	100.00	10.751	95.00
2-4 family	22	2,176,999.72	2.89	640	100.00	10.881	100.00
Condo - 5 Stories & up	2	147,000.00	0.20	687	100.00	11.143	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Owner	1,145	$74,530,720.90	99.10%	626	100.00%	10.811%	100.00%
Second Home	3	422,000.00	0.56	679	100.00	10.158	0.00
Non-Owner	4	255,620.00	0.34	617	100.00	11.802	0.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	999	$58,248,728.53	77.45%	624	100.00%	11.072%	98.84%
Cash Out	108	13,982,818.05	18.59	635	100.00	9.724	100.00
Rate and Term	45	2,976,794.32	3.96	623	100.00	10.808	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
90.01 - 100.00	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum Loan-to-Value Ratio: 100.00
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 100.00

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11. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
95.01 - 100.00	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Min CLTV: 100.00%
Max CLTV: 100.00%
WA CLTV: 100.00%

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12. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
California	93	$12,600,126.00	16.75%	643	100.00%	10.193%	100.00%
Texas	185	9,854,040.15	13.10	606	100.00	10.686	98.83
Florida	122	7,790,539.77	10.36	632	100.00	11.203	96.90
Massachusetts	60	5,063,252.78	6.73	640	100.00	10.797	97.23
New York	33	3,426,501.81	4.56	635	100.00	10.804	97.67
Virginia	40	3,214,584.00	4.27	633	100.00	10.345	100.00
Colorado	40	2,787,279.80	3.71	626	100.00	10.706	97.42
Ohio	46	2,466,611.00	3.28	627	100.00	10.642	100.00
Michigan	55	2,269,463.71	3.02	621	100.00	11.697	98.73
Illinois	41	2,087,569.20	2.78	625	100.00	11.138	100.00
Other	437	23,648,372.68	31.44	620	100.00	11.045	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Total Number Of Stated Represented:: 45
Washington DC (# of loans from DC): 0

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13. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Full Documentation	1,046	$63,613,830.97	84.58%	619	100.00%	10.882%	99.15%
Stated Documentation	101	11,136,829.93	14.81	665	100.00	10.372	98.74
Lite Documentation	5	457,680.00	0.61	675	100.00	11.510	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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14. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
6.501 - 7.000	1	$307,000.00	0.41%	624	100.00%	6.975%	100.00%
7.001 - 7.500	6	2,605,000.00	3.46	667	100.00	7.323	100.00
7.501 - 8.000	8	2,991,558.97	3.98	637	100.00	7.836	100.00
8.001 - 8.500	14	3,215,915.00	4.28	634	100.00	8.328	100.00
8.501 - 9.000	62	9,637,571.63	12.81	632	100.00	8.792	100.00
9.001 - 9.500	17	3,108,759.00	4.13	643	100.00	9.299	93.24
9.501 - 10.000	73	5,788,157.43	7.70	619	100.00	9.816	100.00
10.001 - 10.500	68	4,614,657.47	6.14	643	100.00	10.312	98.44
10.501 - 11.000	27	2,536,599.00	3.37	645	100.00	10.833	94.48
11.001 - 11.500	117	6,910,586.72	9.19	655	100.00	11.250	98.34
11.501 - 12.000	157	7,242,183.05	9.63	632	100.00	11.741	98.90
12.001 - 12.500	224	10,613,334.06	14.11	622	100.00	12.237	99.70
12.501 - 13.000	248	10,671,909.08	14.19	590	100.00	12.762	100.00
13.001 - 13.500	60	2,332,050.58	3.10	597	100.00	13.174	100.00
13.501 - 14.000	63	2,391,734.91	3.18	588	100.00	13.824	98.80
14.001 - 14.500	7	241,324.00	0.32	589	100.00	14.314	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum Rate: 6.975
Maximum Rate: 14.450
WA Rate: 10.811

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15. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
12.501 - 13.000	1	$307,000.00	1.07%	624	100.00%	6.975%	100.00%
13.001 - 13.500	6	2,605,000.00	9.11	667	100.00	7.323	100.00
13.501 - 14.000	8	2,991,558.97	10.46	637	100.00	7.836	100.00
14.001 - 14.500	12	3,126,715.00	10.93	635	100.00	8.333	100.00
14.501 - 15.000	34	8,625,716.63	30.15	634	100.00	8.806	100.00
15.001 - 15.500	17	3,108,759.00	10.87	643	100.00	9.299	93.24
15.501 - 16.000	24	4,006,098.43	14.00	614	100.00	9.741	100.00
16.001 - 16.500	15	1,844,632.47	6.45	628	100.00	10.253	100.00
16.501 - 17.000	12	1,205,979.00	4.22	606	100.00	10.711	100.00
17.001 - 17.500	2	189,900.00	0.66	604	100.00	11.294	39.44
17.501 - 18.000	5	316,800.00	1.11	631	100.00	11.700	100.00
18.001 - 18.500	3	159,092.25	0.56	609	100.00	12.077	100.00
18.501 - 19.000	2	77,900.00	0.27	588	100.00	12.750	100.00
19.001 - 19.500	1	45,200.00	0.16	602	100.00	13.150	100.00
Total:	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%

Minimum Maximum Rate: 12.975
Maximum Maximum Rate: 19.150
WA Maximum Rate: 14.941

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16. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
4.501 - 5.000	1	$97,000.00	0.34%	630	100.00%	9.500%	100.00%
6.001 - 6.500	134	27,124,850.27	94.81	634	100.00	8.914	98.80
6.501 - 7.000	2	390,532.00	1.37	605	100.00	10.619	100.00
7.001 - 7.500	3	920,069.48	3.22	632	100.00	8.600	100.00
7.501 - 8.000	2	77,900.00	0.27	600	100.00	12.982	100.00
Total:	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%

Minimum Gross Margin: 5.000
Maximum Gross Margin: 8.000
WA Gross Margin: 6.155

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17. INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)

INITIAL RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
3.000	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%
Total:	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%

Min Initial Cap: 3.000%
Max Initial Cap: 3.000%
WA Initial Cap: 3.000%

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18. PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)

PERIODIC RATE ADJUSTMENT CAP (ARMs ONLY)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1.000	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%
Total:	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%

Min PERCAP: 1.000%
Max PERCAP: 1.000%
WA PERCAP: 1.000%

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19. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
2007-12	1	$337,595.51	1.18%	607	100.00%	8.700%	100.00%
2008-01	1	379,558.97	1.33	670	100.00	7.990	100.00
2008-05	121	22,864,305.02	79.92	632	100.00	9.114	98.58
2008-06	7	2,415,000.00	8.44	631	100.00	8.285	100.00
2009-05	1	335,000.00	1.17	672	100.00	7.650	100.00
2011-05	6	1,758,400.00	6.15	646	100.00	7.884	100.00
2011-06	1	370,000.00	1.29	653	100.00	8.350	100.00
2021-05	2	60,092.25	0.21	602	100.00	12.431	100.00
2021-06	2	90,400.00	0.32	592	100.00	12.950	100.00
Total:	142	$28,610,351.75	100.00%	634	100.00%	8.941%	98.86%

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20. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0	649	$30,856,810.00	41.03%	622	100.00%	11.501%	98.83%
12	22	2,452,493.00	3.26	629	100.00	10.080	94.29
24	438	38,444,579.14	51.12	628	100.00	10.350	99.63
36	43	3,454,458.76	4.59	634	100.00	10.291	99.08
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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21. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
10 Yr Fixed	1	$38,000.00	0.05%	635	100.00%	9.990%	100.00%
15 Yr Fixed	4	227,940.00	0.30	630	100.00	12.187	100.00
20 Yr Fixed	5	246,043.00	0.33	642	100.00	11.312	100.00
30 Yr Fixed	1,000	46,086,006.15	61.28	622	100.00	11.963	99.23
ARM 15/15	4	150,492.25	0.20	596	100.00	12.743	100.00
ARM 2/28	73	10,201,704.59	13.56	625	100.00	9.609	98.87
ARM 2/28- IO 5Yrs	7	2,184,876.00	2.91	649	100.00	8.952	100.00
ARM 2/28-40YR Amortization	50	13,609,878.91	18.10	635	100.00	8.580	98.46
ARM 3/27	1	335,000.00	0.45	672	100.00	7.650	100.00
ARM 5/25	3	926,800.00	1.23	635	100.00	8.130	100.00
ARM 5/25- IO 5Yrs	1	545,000.00	0.72	694	100.00	7.050	100.00
ARM 5/25-40YR Amortization	3	656,600.00	0.87	625	100.00	8.492	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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22. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
A	6	$434,170.00	0.58%	619	100.00%	10.819%	100.00%
AA	48	2,435,229.53	3.24	614	100.00	11.754	100.00
AA+	1,096	71,996,409.37	95.73	627	100.00	10.776	99.06
B	2	342,532.00	0.46	621	100.00	11.344	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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23. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1	138	$28,459,859.50	37.84%	634	100.00%	8.920%	98.86%
2	1,014	46,748,481.40	62.16	622	100.00	11.961	99.25
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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24. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	2	$365,000.00	0.49%	629	100.00%	11.615%	100.00%
5.01 - 10.00	2	190,000.00	0.25	605	100.00	11.764	39.47
10.01 - 15.00	5	188,700.00	0.25	639	100.00	11.460	100.00
15.01 - 20.00	12	898,732.00	1.19	623	100.00	10.195	96.46
20.01 - 25.00	32	1,790,983.00	2.38	622	100.00	10.702	95.98
25.01 - 30.00	42	2,448,098.60	3.26	627	100.00	10.858	100.00
30.01 - 35.00	117	5,792,766.35	7.70	627	100.00	11.117	98.62
35.01 - 40.00	168	10,681,866.22	14.20	630	100.00	10.761	100.00
40.01 - 45.00	219	14,439,937.98	19.20	635	100.00	10.884	99.03
45.01 - 50.00	245	16,313,581.49	21.69	625	100.00	10.728	98.54
50.01 - 55.00	236	16,024,431.12	21.31	618	100.00	10.853	100.00
55.01 - 60.00	72	6,074,244.14	8.08	623	100.00	10.547	100.00
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

Minimum: 3.75
Max DTI: 60.00
nzwa DTI: 43.94

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25. CITY

CITY	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
CONCORD CA	3	$804,000.00	1.07%	673	100.00%	9.492%	100.00%
DALY CITY CA	1	800,000.00	1.06	632	100.00	7.950	100.00
DESOTO TX	9	793,028.00	1.05	611	100.00	9.924	100.00
LAS VEGAS NV	5	769,000.00	1.02	618	100.00	9.056	100.00
HOUSTON TX	17	736,030.00	0.98	601	100.00	10.356	100.00
Other	1,117	71,306,282.90	94.81	626	100.00	10.891	99.05
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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26. ZIP

ZIP	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
94014	1	$800,000.00	1.06%	632	100.00%	7.950%	100.00%
75115	9	793,028.00	1.05	611	100.00	9.924	100.00
94518	1	630,000.00	0.84	690	100.00	8.800	100.00
92563	2	605,000.00	0.80	633	100.00	8.944	100.00
92028	1	560,000.00	0.74	660	100.00	8.900	100.00
Other	1,138	71,820,312.90	95.50	625	100.00	10.900	99.06
Total:	1,152	$75,208,340.90	100.00%	626	100.00%	10.811%	99.10%

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 22, 2006 14:03

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.